VENTURE


                 ADVANTUS VENTURE FUND, INC.
        SEMI-ANNUAL REPORT DATED JANUARY 31, 2000   [LOGO]
                                                    ADVANTUS-Trademark-
                                                 FAMILY OF FUNDS

EQUITY

[PHOTO]

ADVANTUS Venture Fund

TABLE OF CONTENTS

PERFORMANCE UPDATE                 2

INVESTMENTS IN SECURITIES          6

STATEMENT OF ASSETS AND
LIABILITIES                       10

STATEMENT OF OPERATIONS           11

STATEMENTS OF CHANGES IN NET
ASSETS                            12

NOTES TO FINANCIAL STATEMENTS     13

SHAREHOLDER SERVICES              18

Letter from the President                                                [PHOTO]

Dear Shareholder:

Over the past year, which includes this reporting period, the key themes in our updates were consistent: global economic recovery, continued U.S. growth with low inflation, investors' affinity for and fickleness with the capital markets, and glitch-free passage into the next millennium. These themes will likely continue into 2000, since turning a calendar page has little to do with the conduct of economies or markets. Most economic and market conditions play out over a period of time. However, transition should not be mistaken for tranquility; volatility was extremely evident in the markets over the past 6 months, and we expect the same for the upcoming year.

Throughout 1999, many of the world's economies were mending. Asia, including economically devastated Japan, showed signs of a sustainable recovery. Europe improved, equity markets soared and growth in the U.S. climbed higher. As the year ended, many of the world's economies looked brighter and the U.S. continued to shine. In the U.S., economic growth accelerated. The inflation-wary Federal Reserve again tapped the brakes to slow the U.S. growth engine by raising the Fed Funds rate on November 16. This tightening - like the two preemptive moves earlier in 1999 - was 25 basis points (.25 percent), totaling 75 basis points (.75 percent) for 1999. The most recent hike in Fed Funds (25 basis points) was announced at the February 2, 2000 Federal Open Market Committee (FOMC) meeting. The Fed's inflation fighting vigilance continues.

Stock Market: Large cap stocks were strong performers for the reporting period. The S&P 500 Index* finished 1999 up 21 percent despite increasing interest rates, continuing fears of future interest rate hikes, looming Y2K issues and recovery of many foreign economies. However, the Index composite declined significantly in January 2000 to return -5.0 percent. The technology sector, the largest weighted sector in the composite, returned 32 percent for the six-month period ended January 31st.

Bond Market: The steady climb in interest rates throughout the year sent bond prices lower. The bond market suffered its worst year-end performance since 1994 and the second worst since 1973. Rising interest rates, low unemployment, inflationary fears and a runaway stock market did not bode well for the bonds during this reporting period.

What do we expect going forward? We believe that Asia's recovery, including Japan, will continue. We anticipate the growth in Europe will also continue. It appears that more countries are moving toward free market economies. As these countries embrace the free market system, we anticipate that capital will flow more efficiently and competition will increase. Historically, price competition keeps global inflation lower, however, past performance is not necessarily indicative of future results.

On the domestic front, we expect growth to slow. The Federal Reserve will likely adopt a "tightening" posture through the first half of 2000 to reign in the economic growth rate. We expect that fundamentals for the stock market (i.e., earnings growth, moderate inflation, and good productivity numbers) will remain very strong.

A technological revolution is driving the U.S. economy. Spending to retrofit U.S. industry has pushed economic growth and productivity. It is likely that market euphoria will spill over, and corrections will still occur in the economy and the marketplace. However, this "new economy" is creating excitement and the potential to bring significant opportunity to long-term investors.

Thank you for investing with Advantus.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff, President
Advantus Funds

*The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

ADVANTUS Venture Fund

PERFORMANCE UPDATE

[PHOTO]

RICHARD WORTHING, CFA
PORTFOLIO MANAGER
The Advantus Venture Fund is
a mutual fund designed for
investors seeking long-term
accumulation of capital. The
Fund hopes to achieve its
objective by investing
primarily in equity
securities of small
capitalization companies
(i.e., companies with a
market capitalization of less
than $1.5 billion) at the
time of purchase.

  - Dividends paid quarterly.

  - Capital gains distributions paid annually.

Performance
For the six months ended January 31, 2000, the Advantus Venture Fund returned the following for each class of shares currently offered:

CLASS A..........................  -6.78 PERCENT*
CLASS B..........................  -7.16 PERCENT*
CLASS C..........................  -7.15 PERCENT*

The Russell 2000 Value Index** returned -7.10 percent for the same period.

Performance Analysis
Contrary to strong performance from the market in general, small cap value stocks had a frustrating year. These stocks remained out of favor as investors took comfort in the market dominance and liquidity of growth-oriented companies. For the six-month period ending January 31, 2000, most sectors of the Russell 2000 Value Index** continued to show negative returns.

Throughout 1999, the domestic market's performance was dominated by the largest capitalization stocks and the technology sector - neither of which is part of the small cap value universe. Many good companies that are effectively executing their business plans were ignored by the market simply because they are small or because they are not technology companies. We feel strongly that this market anomaly will not last forever, and that small cap value stocks should be a part of a well-diversified portfolio.

Only three sectors in the Russell 2000 Value Index** - technology, energy, and healthcare - showed positive returns for the year; the Fund also generated positive returns in these areas. The Fund's strong relative performance in the Technology sector stemmed from careful stock selection and our over weighting relative to the benchmark during the last six months. We also continue to earn strong relative performance in our real estate investment trust (REIT) holdings. However, we performed poorly in the Consumer Cyclical area due to our holdings in auto parts manufacturing and retail.

Certain areas of the Fund enjoyed standout performance during the reporting period. Contract manufacturers DII Group (up 179 percent*) and Smart Modular (up 60 percent*) both ran their businesses well and were acquired by larger companies in the same industry. We also had significant positions in semi-conductor component manufacturers Vishay Intertechnology (up 186 percent*) and International Rectifier (up 121 percent*). Finally, Zales Corp. - the jewelry retailer - continued to perform well (up 48 percent*) for the Fund.

Outlook
We believe that the gap in valuations between small and large cap stocks cannot last forever. In recent months, we have seen small cap stocks perform better than their large cap counterparts. Perhaps this is the beginning of a period in which the valuation disparities between large and small stocks will narrow. We feel that the market will eventually recognize the opportunities available in small cap value stocks. In our opinion, a diversified portfolio - with a representation in small cap value stocks - will benefit investors over the long haul.

*HISTORICAL PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE. THESE PERFORMANCE RESULTS DO NOT REFLECT THE IMPACT OF CLASS A'S MAXIMUM 5.5 PERCENT FRONT-END SALES CHARGE OR CLASS B'S MAXIMUM 5 PERCENT CONTINGENT DEFERRED SALES CHARGE.
**THE RUSSELL 2000 VALUE INDEX CONTAINS THOSE STOCKS FROM THE RUSSELL 2000 WITH LOW PRICE TO BOOK RATIOS. THE RUSSELL 2000 ARE THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000. THE RUSSELL 3000 IS AN UNMANAGED INDEX OF 3,000 COMMON STOCKS WHICH REPRESENTS APPROXIMATELY 98 PERCENT OF THE U.S. MARKET.

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
                    INVESTMENT IN THE ADVANTUS VENTURE FUND,
               RUSSELL 2000 VALUE INDEX AND CONSUMER PRICE INDEX

On the following chart you can see how the total return for each of the three classes of shares of the Advantus Venture Fund compared to the Russell 2000 Value Index and the Consumer Price Index. The lines represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus Venture Fund (January 31, 1997) through January 31, 2000.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN
Class A:
One Year                      -5.89%
Since inception (1/31/97)      2.21%
Class B:
One Year                      -6.25%
Since inception (1/31/97)      2.36%
Class C:
One Year                      -1.32%
Since inception (1/31/97)      3.25%
(Thousands)
                                                        Russell 2000
                             Class A  Class B  Class C   Value Index      CPI
1/31/97                      $10,000  $10,000  $10,000       $10,000  $10,000
7/31/97                       10,944   11,033   11,533        11,790   10,075
7/31/98                       11,919   11,965   12,449        12,503   10,245
7/31/99                       11,456   11,474   11,850        12,487   10,458
1/31/00                       10,679   10,727   11,003        11,656   10,609

The preceding chart is useful because it provides you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

TEN LARGEST STOCK HOLDINGS

                                                          MARKET    % OF STOCK
COMPANY                                        SHARES     VALUE      PORTFOLIO
-------                                       --------  ----------  -----------
GaSonics International Corporation..........   28,500   $  853,219        3.0%
International Rectifier Corporation.........   20,700      688,275        2.4%
Equitable Resources, Inc....................   18,900      652,050        2.3%
The St. Joe Company.........................   26,700      632,456        2.2%
Pacific Gulf Properties, Inc................   31,500      614,250        2.1%
United Stationers, Inc......................   21,500      559,000        2.0%
The Men's Wearhouse, Inc....................   22,600      539,575        1.9%
Piedmont Natural Gas Company................   18,500      527,250        1.8%
Robert Mondavi Corporation..................   13,400      494,125        1.7%
DII Group, Inc..............................    6,300      489,825        1.7%
                                                        ----------  ---------
                                                        $6,050,025       21.1%
                                                        ==========  =========

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilities   9.7%
Health Care                         1.6%
Transportation                      2.9%
Basic Materials                     6.2%
Consumer Staples                    6.5%
Utilities                           6.8%
Energy                              7.1%
Consumer Cyclical                   8.4%
Technology                         11.2%
Capital Goods                      12.7%
Financial                          26.9%

ADVANTUS Venture Fund
Investments in Securities

JANUARY 31, 2000

(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                  MARKET
SHARES                                                           VALUE(A)
------                                                          -----------
COMMON STOCK (90.3%)
  BASIC MATERIALS (6.2%)
    Chemicals (5.1%)
    19,300   Cytec Industries, Inc. (b)......................   $   487,325
     8,000   Minerals Technologies, Inc.......................      361,000
    16,900   Olin Corporation.................................      295,750
    13,900   Quest Diagnostics, Inc. (b).....................       472,600
                                                                -----------
                                                                  1,616,675
                                                                -----------
    Iron and Steel (1.1%)
    22,900   Steel Dynamics, Inc. (b)........................       356,381
                                                                -----------
  CAPITAL GOODS (12.7%)
    Containers-Metal/Glass (.7%)
    20,000   American National Can Group, Inc.................      240,000
                                                                -----------
    Electrical Equipment (2.6%)
    11,275   Vishay Intertechnology, Inc. (b)................       419,994
    34,100   Watsco, Inc......................................      396,412
                                                                -----------
                                                                    816,406
                                                                -----------
    Engineering/Construction (.5%)
    16,500   Group Maintenance America Corporation (b).......       148,500
                                                                -----------
    Machinery (1.1%)
     7,500   Tecumseh Products Company........................      342,187
                                                                -----------
    Manufacturing (5.1%)
    14,100   A.O. Smith Corporation...........................      277,594
    17,600   Aptargroup, Inc..................................      387,200
    26,700   The St. Joe Company..............................      632,456
    15,499   United Dominion Industries.......................      310,949
                                                                -----------
                                                                  1,608,199
                                                                -----------
                                                                  MARKET
SHARES                                                           VALUE(A)
-------------------------------------------------------------------------
CAPITAL GOODS--CONTINUED
    Metal Fabrication (1.7%)
     8,400   Gibraltar Steel Corporation......................  $   153,300
    27,200   Tower Automotive, Inc. (b)......................       391,000
                                                                -----------
                                                                    544,300
                                                                -----------
    Trucks and Parts (1.0%)
    11,100   Oshkosh Truck Corporation........................      321,900
                                                                -----------
  CONSUMER CYCLICAL (8.4%)
    Auto (1.4%)
     8,500   Arvin Industries, Inc............................      197,094
    15,400   Dura Automotive Systems, Inc. (b)...............       246,400
                                                                -----------
                                                                    443,494
                                                                -----------
    Building Materials (.7%)
    18,300   D.R. Horton, Inc.................................      211,594
                                                                -----------
    Houseware (.9%)
    16,200   Furniture Brands International, Inc. (b)........       275,400
                                                                -----------
    Retail (5.4%)
     8,600   Ames Department Stores (b)......................       179,525
    22,300   Central Garden & Pet Company (b)................       230,666
    15,200   Shopko Stores (b)...............................       278,350
    22,600   The Men's Wearhouse, Inc. (b)...................       539,575
    13,500   Zale Corporation (b)............................       482,625
                                                                -----------
                                                                  1,710,741
                                                                -----------
  CONSUMER STAPLES (6.5%)
    Beverage (3.7%)
     7,500   Adolph Coors Company.............................      363,750
     6,400   Canandaigua Brands, Inc. (b)....................       332,000

              See accompanying notes to investments in securities.

                                                           ADVANTUS Venture Fund
                                           Investments in Securities - continued

                                                                     (UNAUDITED)

                                                                  MARKET
SHARES                                                           VALUE(A)
-------------------------------------------------------------------------
CONSUMER STAPLES--CONTINUED
    13,400   Robert Mondavi Corporation (b)..................   $   494,125
                                                                -----------
                                                                  1,189,875
                                                                -----------
    Food & Health (1.8%)
    21,500   United Stationers, Inc. (b).....................       559,000
                                                                -----------
    Household Products (1.0%)
     8,800   National Presto Industries, Inc..................      308,000
                                                                -----------
  ENERGY (7.1%)
    Oil & Gas (7.1%)
    18,900   Equitable Resources, Inc.........................      652,050
    11,500   Helmerich & Payne................................      270,250
    15,500   Louis Dreyfus Natural Gas Corporation (b).......       277,062
    13,000   Nuevo Energy Company (b)........................       240,500
    20,800   Oceaneering International, Inc. (b).............       345,800
    13,000   Precision Drilling Corporation (b)(c)...........       332,312
     3,100   Seacor Smit, Inc. (b)...........................       142,987
                                                                -----------
                                                                  2,260,961
                                                                -----------
  FINANCIAL (26.9%)
    Banks (3.7%)
    10,200   BankNorth Group, Inc.............................      269,025
    18,540   Hudson United Bancorp, Inc.......................      433,373
    22,400   Peoples Heritage Financial Group, Inc............      329,000
    14,930   Republic Bancorp, Inc............................      158,631
                                                                -----------
                                                                  1,190,029
                                                                -----------
                                                                  MARKET
SHARES                                                           VALUE(A)
-------------------------------------------------------------------------
FINANCIAL--CONTINUED
    Finance-Diversified (1.9%)
    21,500   Avis Rent A Car (b).............................   $   456,875
     7,600   Dollar Thrifty Automotive Group, Inc. (b).......       150,575
                                                                -----------
                                                                    607,450
                                                                -----------
    Insurance (3.9%)
     9,212   Radian Group, Inc................................      371,359
    12,250   RLI Corporation..................................      382,812
    19,400   StanCorp.........................................      470,450
                                                                -----------
                                                                  1,224,621
                                                                -----------
    Investment Bankers/Brokers (1.3%)
    23,000   Allied Capital Corporation.......................      425,500
                                                                -----------
    Real Estate Investment Trust (12.8%)
     8,600   Apartment Investment & Management Company........      325,725
    15,800   Camden Property Trust............................      408,825
    17,400   CBL & Associates Properties, Inc.................      366,487
    15,900   First Industrial Realty Trust....................      427,312
     7,100   Franchise Finance Corporation of America.........      170,400
    22,200   Koger Equity, Inc................................      349,650
    18,500   Meristar Hospitality Corporation.................      301,781
    31,500   Pacific Gulf Properties, Inc.....................      614,250
    18,500   Pan Pacific Retail Properties....................      331,844
     7,200   Parkway Properties...............................      194,850
    10,400   Prentiss Properties Trust........................      218,400
     3,000   Reckson Associates Realty Corporation............       59,250

              See accompanying notes to investments in securities.

ADVANTUS Venture Fund
Investments in Securities - continued

(UNAUDITED)

                                                                  MARKET
SHARES                                                           VALUE(A)
-------------------------------------------------------------------------
FINANCIAL--CONTINUED
    14,200   Regency Realty Corporation.......................  $   277,787
                                                                -----------
                                                                  4,046,561
                                                                -----------
    Savings and Loans (3.3%)
     6,500   Bank United Corporation..........................      168,594
    39,000   First Sentinel Bancorp, Inc......................      294,937
    17,000   FirstFed Financial Corporation (b)..............       222,062
     8,800   Roslyn Bancorp, Inc..............................      148,500
    24,500   Seacoast Financial Services Corporation..........      225,094
                                                                -----------
                                                                  1,059,187
                                                                -----------
  HEALTH CARE (1.6%)
    Hospital Management (1.0%)
     6,100   Province Healthcare Company (b).................       161,650
     3,600   Universal Health Services, Inc. (b).............       160,875
                                                                -----------
                                                                    322,525
                                                                -----------
    Medical Products/Supplies (.6%)
     7,100   Conmed Corporation (b)..........................       182,825
                                                                -----------
  TECHNOLOGY (11.2%)
     6,300   DII Group, Inc. (b).............................       489,825
    28,500   GaSonics International Corporation (b)..........       853,219
    30,800   Infinium Software, Inc. (b).....................       175,175
    20,700   International Rectifier Corporation (b).........       688,275
     9,000   Manugistics Group, Inc. (b).....................       380,813
    12,400   Mastech Corporation (b).........................       302,250
                                                                  MARKET
SHARES                                                           VALUE(A)
-------------------------------------------------------------------------
TECHNOLOGY--CONTINUED
    24,700   Mentor Graphics (b).............................   $   334,994
    18,500   Symix Systems, Inc. (b).........................       312,188
                                                                -----------
                                                                  3,536,739
                                                                -----------
  TRANSPORTATION (2.9%)
    Airlines (1.1%)
    19,200   Atlantic Coast Airlines Holdings, Inc (b).......       346,800
                                                                -----------
    Transport Services (.8%)
    19,050   Swift Transportation Company (b)................       242,888
                                                                -----------
    Trucking (1.0%)
     8,700   USFreightways Corporation........................      316,463
                                                                -----------
  UTILITIES (6.8%)
    Electric Companies (3.8%)
    19,500   Minnesota Power, Inc.............................      327,844
    22,000   Northwestern Corporation.........................      486,750
     9,520   Sierra Pacific Resources.........................      152,320
     9,000   WPS Resources Corporation........................      227,813
                                                                -----------
                                                                  1,194,727
                                                                -----------
    Natural Gas (3.0%)
    18,500   Piedmont Natural Gas Company.....................      527,250
    14,700   Wicor, Inc.......................................      434,569
                                                                -----------
                                                                    961,819
                                                                -----------
Total common stock
 (cost: $28,125,621)..........................................   28,611,747
                                                                -----------

              See accompanying notes to investments in securities.

                                                           ADVANTUS Venture Fund
                                           Investments in Securities - continued

                                                                     (UNAUDITED)

                                                                                      MARKET
PRINCIPAL                                                                            VALUE(A)
---------                                                                           -----------
SHORT-TERM SECURITIES (11.3%)
$  808,428   Federated Money Market Obligations Trust - Prime Obligation Fund,
              current rate 5.680%.................................................  $   808,428
   245,000   U.S. Treasury Bill...............................  5.215%    03/02/00      243,922
   475,000   U.S. Treasury Bill...............................  5.381%    04/06/00      470,360
   360,000   U.S. Treasury Bill...............................  5.449%    04/13/00      356,105
 1,720,000   U.S. Treasury Bill...............................  5.466%    04/20/00    1,699,128
                                                                                    -----------
             Total short-term securities (cost: $3,578,916).......................    3,577,943
                                                                                    -----------
             Total investments in securities (cost: $31,704,537) (d)..............  $32,189,690
                                                                                    ===========

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Fund held 1.0% of net assets in foreign securities as of January 31, 2000.
(d) At January 31, 2000 the cost of securities for federal income tax purposes was $31,802,140. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

  Gross unrealized appreciation..........  $3,309,353
  Gross unrealized depreciation..........  (2,921,803)
                                           ----------
  Net unrealized appreciation............  $  387,550
                                           ==========

ADVANTUS Venture Fund
Statement of Assets and Liabilities

JANUARY 31, 2000

(UNAUDITED)

                      ASSETS
Investments in securities, at market
 value - see accompanying schedule for
 detailed listing
 (identified cost: $31,704,537)........  $32,189,690
Cash in bank on demand deposit.........          70
Receivable for Fund shares sold........       1,400
Accrued interest receivable............       5,228
Dividends receivable...................      14,918
Organizational costs (note 5)..........      35,785
                                         ----------
    Total assets.......................  32,247,091
                                         ----------
                    LIABILITIES
Payable for investment securities
 purchased.............................     484,988
Payable for Fund shares redeemed.......      13,727
Payable to Adviser.....................      74,670
Other payables.........................         337
                                         ----------
    Total liabilities..................     573,722
                                         ----------
Net assets applicable to outstanding
 capital stock.........................  $31,673,369
                                         ==========
Represented by:
  Capital stock - authorized 10 billion
  shares (Class A - 2 billion shares,
  Class B - 2 billion shares, Class
  C - 2 billion shares and 4 billion
  shares unallocated) of $.01 par value
  (note 1).............................  $   30,504
  Additional paid-in capital...........  31,764,643
  Accumulated net realized losses from
  investments..........................    (606,931)
  Unrealized appreciation on
  investments..........................     485,153
                                         ----------
    Total - representing net assets
    applicable to outstanding capital
    stock..............................  $31,673,369
                                         ==========
Net assets applicable to outstanding
 Class A shares........................  $28,951,009
                                         ==========
Net assets applicable to outstanding
 Class B shares........................  $2,472,884
                                         ==========
Net assets applicable to outstanding
 Class C shares........................  $  249,476
                                         ==========
Shares outstanding and net asset value
 per share:
  Class A - Shares outstanding
  2,786,415............................  $    10.39
                                         ==========
  Class B - Shares outstanding
  239,885..............................  $    10.31
                                         ==========
  Class C - Shares outstanding
  24,099...............................  $    10.35
                                         ==========

                See accompanying notes to financial statements.

                                                           ADVANTUS Venture Fund
                                                         Statement of Operations
                                  PERIOD FROM AUGUST 1, 1999 TO JANUARY 31, 2000

                                                                     (UNAUDITED)

Investment income:
  Interest.............................  $   51,867
  Dividends............................     326,127
                                         ----------
      Total investment income..........     377,994
                                         ----------
Expenses (note 4):
  Investment advisory fee..............     131,581
  Rule 12b-1 fees - Class A............      37,160
  Rule 12b-1 fees - Class B............      13,957
  Rule 12b-1 fees - Class C............       1,880
  Administrative services fee..........      37,200
  Amortization of organizational
    costs..............................       8,946
  Custodian fees.......................       3,107
  Auditing and accounting services.....       7,831
  Legal fees...........................       4,000
  Registration fees....................      18,816
  Printing and shareholder reports.....      22,037
  Insurance............................       1,770
  Other................................       3,761
                                         ----------
      Total expenses...................     292,046
                                         ----------
  Less fees and expenses waived or
    absorbed by Adviser and
    Distributor:
    Class A distribution fees..........     (14,864)
    Other fund expenses................     (33,454)
                                         ----------
        Total fees and expenses waived
        or absorbed....................     (48,318)
                                         ----------
        Total net expenses.............     243,728
                                         ----------
      Investment income - net..........     134,266
                                         ----------
Realized and unrealized gains on
  investments:
  Net realized gains (losses) on
    investments (note 3)...............     507,214
  Net change in unrealized appreciation
    or depreciation on investments.....  (3,041,817)
                                         ----------
      Net losses on investments........  (2,534,603)
                                         ----------
Net decrease in net assets resulting
  from operations......................  $(2,400,337)
                                         ==========

                See accompanying notes to financial statements.

ADVANTUS Venture Fund
Statements of Changes in Net Assets
PERIOD FROM AUGUST 1, 1999 TO JANUARY 31, 2000 AND YEAR ENDED JULY 31, 1999

(UNAUDITED)

                                            2000         1999
                                         -----------  -----------
Operations:
  Investment income - net..............  $   134,266  $   247,089
  Net realized gain (loss) on
    investments........................      507,214   (1,025,483)
  Net change in unrealized appreciation
    or depreciation on investments.....   (3,041,817)    (941,849)
                                         -----------  -----------
      Decrease in net assets resulting
        from operations................   (2,400,337)  (1,720,243)
                                         -----------  -----------
Distributions to shareholders from:
  Investment income - net:
    Class A............................     (140,334)    (275,602)
    Class B............................       (1,068)      (5,780)
    Class C............................          (98)        (841)
  Net realized gains on investments:
    Class A............................            -     (668,597)
    Class B............................            -      (74,443)
    Class C............................            -      (13,292)
  Tax return of capital:
    Class A............................            -      (50,758)
    Class B............................            -       (1,064)
    Class C............................            -         (155)
                                         -----------  -----------
      Total distributions..............     (141,500)  (1,090,532)
                                         -----------  -----------
Capital share transactions (notes 4 and
  6):
  Proceeds from sales:
    Class A............................      561,580    1,047,296
    Class B............................      173,294    1,022,415
    Class C............................       41,170      516,115
  Proceeds from issuance of shares as a
    result of reinvested dividends:
    Class A............................       14,803      127,503
    Class B............................        1,058       80,886
    Class C............................           97       13,519
  Payments for redemption of shares:
    Class A............................   (1,018,925)  (1,660,697)
    Class B............................     (593,451)  (1,258,927)
    Class C............................     (229,139)    (673,828)
                                         -----------  -----------
      Decrease in net assets from
        capital share transactions.....   (1,049,513)    (785,718)
                                         -----------  -----------
      Total decrease in net assets.....   (3,591,350)  (3,596,493)
Net assets at beginning of period......   35,264,719   38,861,212
                                         -----------  -----------
Net assets at end of period............  $31,673,369  $35,264,719
                                         ===========  ===========

                See accompanying notes to financial statements.

                                                           ADVANTUS Venture Fund
                                                   Notes to Financial Statements
                                                                JANUARY 31, 2000
                                                                     (UNAUDITED)

(1) ORGANIZATION

    Advantus Venture Fund, Inc. (the Fund) was incorporated on July 3, 1996. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term accumulation of capital.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market value.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

ADVANTUS Venture Fund
Notes to Financial Statements - continued
(UNAUDITED)

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to increase undistributed net investment income and decrease additional paid-in capital by $7,234.

    For federal income tax purposes, the Fund has a capital loss carryover in the amount of $868,393 which, if not offset by subsequent capital gains, will expire July 31, 2007 through 2008. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gain until the available capital loss carryover has been offset or expires.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS

    For the period ended January 31, 2000, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $16,436,385 and $18,752,523, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS

    The Fund has an investment advisory agreement with Advantus Capital. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (PFPC Global Fund Services). The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .80 percent.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in connection with the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a servicing fee up to .25 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a
 .25 percent service fee. Ascend is currently waiving that portion of Class A Rule 12b-1 fees which exceeds, as a percentage of average daily net assets,
 .15 percent. Ascend waived Class A Rule 12b-1 fees in the amount of $14,864 for the period ended January 31, 2000.

                                                           ADVANTUS Venture Fund
                                       Notes to Financial Statements - continued
                                                                     (UNAUDITED)

(4) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

    The Fund has entered into a shareholder and administrative services agreement with Minnesota Life Insurance Company (Minnesota Life). Under this agreement, the Fund pays an administrative services fee equal to $6,200 per month to Minnesota Life for accounting, auditing, legal and other administrative services which Minnesota Life provides. Prior to August 1, 1999, the administrative services fee was $5,700 per month. In addition, for shareholder services performed by Minnesota Life, the Adviser will pay Minnesota Life an annual account servicing fee as agreed by the Adviser and Minnesota Life.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. During the period ended
January 31, 2000, Advantus Capital voluntarily agreed to absorb $33,454 in expenses which were otherwise payable by the Fund.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $7,204.

    As of January 31, 2000, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole own the following shares:

                                          NUMBER OF SHARES   PERCENTAGE OWNED
                                          ----------------   ----------------
Class A.................................      505,257             33.9%
Class B.................................        5,178               .3%
Class C.................................        5,168              2.7%

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $4,000.

(5) ORGANIZATIONAL COSTS

    The Fund incurred organizational expenses in connection with the start-up and initial registration. These costs will be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by Advantus Capital, or any other holder, representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion (based on the ratio that the number of initial shares redeemed bears to the total number of outstanding initial shares of the Fund at the date of redemption) of the unamortized organizational cost balance.

(6) CAPITAL SHARE TRANSACTIONS

    Transactions in shares for the period from August 1, 1999 to January 31, 2000 and the year ended July 31, 1999 were as follows:

                                                      CLASS A               CLASS B               CLASS C
                                                -------------------   -------------------   -------------------
                                                  2000       1999       2000       1999       2000       1999
                                                --------   --------   --------   --------   --------   --------
Sold..........................................   52,581      98,016    16,606      99,249     3,895     47,263
Issued for reinvested distributions...........    1,437      11,844       111       7,536        10      1,252
Redeemed......................................  (96,910)   (158,579)  (57,249)   (122,017)  (21,635)   (65,336)
                                                -------    --------   -------    --------   -------    -------
                                                (42,892)    (48,719)  (40,532)    (15,232)  (17,730)   (16,821)
                                                =======    ========   =======    ========   =======    =======

ADVANTUS Venture Fund
Notes to Financial Statements - continued
(UNAUDITED)

(7) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                                            CLASS A
                                         ---------------------------------------------
                                         PERIOD FROM                       PERIOD FROM
                                          AUGUST 1,                        JANUARY 31,
                                           1999 TO    YEAR ENDED JULY 31,  1997(D) TO
                                         JANUARY 31,  -------------------   JULY 31,
                                            2000        1999      1998        1997
                                         -----------  --------  ---------  -----------
Net asset value, beginning of period...    $ 11.20    $ 12.03    $ 11.73     $ 10.17
                                           -------    -------    -------     -------
Income from investment operations:
  Net investment income (loss).........        .05        .10        .06         .05
  Net gains (losses) on securities
    (both realized and unrealized).....       (.81)      (.59)       .98        1.55
                                           -------    -------    -------     -------
    Total from investment operations...       (.76)      (.49)      1.04        1.60
                                           -------    -------    -------     -------
Less distributions:
  Dividends from net investment
    income.............................       (.05)      (.09)      (.08)       (.04)
  Distributions from capital gains.....          -       (.23)      (.66)          -
  Tax return of capital................          -       (.02)         -           -
                                           -------    -------    -------     -------
    Total distributions................       (.05)      (.34)      (.74)       (.04)
                                           -------    -------    -------     -------
Net asset value, end of period.........    $ 10.39    $ 11.20    $ 12.03     $ 11.73
                                           =======    =======    =======     =======
Total return (a).......................      (6.78)%    (3.89)%     8.92%      15.79%
Net assets, end of period
  (in thousands).......................    $28,951    $31,683    $34,630     $30,662
Ratio of expenses to average daily net
  assets (c)...........................       1.40%(b)    1.40%     1.38%       1.35%(b)
Ratio of net investment income (loss)
  to average daily net assets (c)......        .90%(b)     .81%      .55%        .90%(b)
Portfolio turnover rate (excluding
  short-term securities)...............       53.4%     103.9%      45.0%       39.6%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charge. For periods less than one year, total return presented has not been annualized.
(b)  Adjusted to an annual basis.
(c) The Fund's Adviser and Distributor voluntarily waived or absorbed $48,318, $77,189, $59,431 and $26,677 in expenses for the period from August 1, 1999 to January 31, 2000, the years ended July 31, 1999 and 1998 and the period from January 31, 1997 (date of inception) to July 31, 1997, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.70%, 1.64%, 1.55% and 1.55%, and the ratio of net investment income to average daily net assets would have been .60%, .57%, .38% and .70% for the period from August 1, 1999 to January 31, 2000, the years ended July 31, 1999 and 1998 and the period from January 31, 1997 (date of inception) to July 31, 1997, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.45% and 2.36%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (.15)% and (.15)%, respectively for the period from August 1, 1999 to January 31, 2000 and the year ended July 31, 1999. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.45% and 2.36%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (.13)% and (.15)%, respectively for the period from August 1, 1999 to January 31, 2000 and the year ended July 31, 1999.
(d)  Inception date of the fund.

                                                           ADVANTUS Venture Fund
                                       Notes to Financial Statements - continued
                                                                     (UNAUDITED)

                                                            CLASS B                                   CLASS C
                                         ----------------------------------------------  ---------------------------------
                                         PERIOD FROM                        PERIOD FROM  PERIOD FROM
                                          AUGUST 1,                         JANUARY 31,   AUGUST 1,
                                           1999 TO    YEAR ENDED JULY 31,   1997(D) TO     1999 TO    YEAR ENDED JULY 31,
                                         JANUARY 31,  --------------------   JULY 31,    JANUARY 31,  --------------------
                                            2000        1999       1998        1997         2000        1999       1998
                                         -----------  ---------  ---------  -----------  -----------  ---------  ---------
Net asset value, beginning of period...    $11.11      $11.94     $11.71      $10.17       $11.15      $11.98     $11.71
                                           ------      ------     ------      ------       ------      ------     ------
Income from investment operations:
  Net investment income (loss).........         -           -       (.02)        .01            -        (.01)      (.03)
  Net gains (losses) on securities
    (both realized and unrealized).....      (.80)       (.58)       .92        1.54         (.80)       (.57)       .97
                                           ------      ------     ------      ------       ------      ------     ------
    Total from investment operations...      (.80)       (.58)       .90        1.55         (.80)       (.58)       .94
                                           ------      ------     ------      ------       ------      ------     ------
Less distributions:
  Dividends from net investment
    income.............................         -        (.02)      (.01)       (.01)           -        (.02)      (.01)
  Distributions from capital gains.....         -        (.23)      (.66)          -            -        (.23)      (.66)
  Tax return of capital................         -           -          -           -            -           -          -
                                           ------      ------     ------      ------       ------      ------     ------
    Total distributions................         -        (.25)      (.67)       (.01)           -        (.25)      (.67)
                                           ------      ------     ------      ------       ------      ------     ------
Net asset value, end of period.........    $10.31      $11.11     $11.94      $11.71       $10.35      $11.15     $11.98
                                           ======      ======     ======      ======       ======      ======     ======
Total return (a).......................     (7.16)%     (4.77)%     7.65%      15.33%       (7.15)%     (4.81)%     7.90%
Net assets, end of period
  (in thousands).......................    $2,473      $3,115     $3,529      $1,052       $  249      $  467     $  702
Ratio of expenses to average daily net
  assets (c)...........................      2.24%(b)    2.25%      2.25%       2.25%(b)     2.24%(b)    2.25%      2.25%
Ratio of net investment income (loss)
  to average daily net assets (c)......       .05%(b)    (.04)%     (.26)%       .01%(b)      .07%(b)    (.04)%     (.26)%
Portfolio turnover rate (excluding
  short-term securities)...............      53.4%      103.9%      45.0%       39.6%        53.4%      103.9%      45.0%

                                           CLASS C
                                         -----------
                                         PERIOD FROM
                                         JANUARY 31,
                                         1997(D) TO
                                          JULY 31,
                                            1997
                                         -----------
Net asset value, beginning of period...    $10.17
                                           ------
Income from investment operations:
  Net investment income (loss).........       .01
  Net gains (losses) on securities
    (both realized and unrealized).....      1.54
                                           ------
    Total from investment operations...      1.55
                                           ------
Less distributions:
  Dividends from net investment
    income.............................      (.01)
  Distributions from capital gains.....         -
  Tax return of capital................         -
                                           ------
    Total distributions................      (.01)
                                           ------
Net asset value, end of period.........    $11.71
                                           ======
Total return (a).......................     15.38%
Net assets, end of period
  (in thousands).......................    $  175
Ratio of expenses to average daily net
  assets (c)...........................      2.25%(b)
Ratio of net investment income (loss)
  to average daily net assets (c)......       .01%(b)
Portfolio turnover rate (excluding
  short-term securities)...............      39.6%

------------

Shareholder Services

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account - subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS:  www.Advantusfunds.com

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.Advantusfunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing $3.5 billion in assets in addition to $11.2 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 13 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

   THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS. THIS MAY BE USED AS SALES
                       LITERATURE IN CONNECTION WITH THE
OFFER OR SALE OF THE ADVANTUS VENTURE FUND IF PRECEDED OR ACCOMPANIED BY (A) THE
                           CURRENT PROSPECTUS FOR THE
  ADVANTUS VENTURE FUND, AND (B) THE CURRENT ADVANTUS MUTUAL FUND PERFORMANCE
                                    REPORT.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                                     [LOGO]

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

ASCEND FINANCIAL SERVICES, INC.                               -------------------
400 ROBERT STREET NORTH                                       PRESORTED STANDARD
ST. PAUL, MN 55101-2098                                        U.S. POSTAGE PAID
                                                                 ST. PAUL, MN
                                                                PERMIT NO. 3547
                                                              -------------------

ADDRESS SERVICE REQUESTED

F.52034 Rev. 3-2000